UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 8, 2017 athenahealth, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33689	04-3387530
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 Arsenal Street, Watertown, MA 02472
(Address of principal executive office, including zip code)

Registrant’s telephone number, including area code: 617-402-1000
________________________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01.    Entry into a Material Definitive Agreement.
On August 8, 2017, athenahealth, Inc. (the “Company”) entered into an Amended and Restated Services Agreement (the "Agreement") with Access Healthcare Services USA, LLC (“Access”). The Agreement amends and restates in its entirety that certain Services Agreement between the Company and Access dated July 31, 2013. Under the Agreement, Access agreed to provide the Company with data entry and certain other services from Access’s facilities located in India and the Philippines, in each case in consideration for fees to be set forth in individual Statements of Work. The services contemplated by the Agreement include document services and credentialing services, although Access may provide additional services or processes upon mutual agreement of the parties. These services support the Company’s client service operations, including, among other things, processing critical claims data and clinical documents, credentialing, and enrollment services. The Agreement contains representations, warranties and covenants of the parties, as well as indemnification provisions that are customary for agreements of this nature, including customary confidentiality, non-solicitation and non-compete covenants, and insurance coverage requirements. The Agreement also provides the Company with an option to purchase the operations of the Access entities dedicated to the Company in certain circumstances. The Agreement terminates on August 8, 2024 and automatically renews for successive two year terms thereafter unless either party provides prior written notice of its intent not to renew at least six months prior to expiration of the then-current term.
The foregoing summary of the Agreement does not purport to be complete and is qualified by its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.1 to this Current Report and incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
#10.1	Amended and Restated Services Agreement by and between athenahealth, Inc. and Access Healthcare Services USA, LLC, dated August 8, 2017.

# Application has been made to the Securities and Exchange Commission for confidential treatment of certain provisions.
Omitted material for which confidential treatment has been requested has been filed separately with the Securities and
Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

athenahealth, Inc.
(Registrant)
August 10, 2017	/s/ Dan Haley
Dan Haley
SVP, Chief Legal & Administrative Officer, and Secretary

EXHIBIT INDEX

Exhibit No.	Description
#10.1	Amended and Restated Services Agreement by and between athenahealth, Inc. and Access Healthcare Services USA, LLC, dated August 8, 2017.

# Application has been made to the Securities and Exchange Commission for confidential treatment of certain provisions.
Omitted material for which confidential treatment has been requested has been filed separately with the Securities and
Exchange Commission.